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VIEWPOINT CORPORATION

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Viewpoint Corporation
498 Seventh Avenue
New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 21, 2006

Dear Stockholders:

      The Annual Meeting of Stockholders of VIEWPOINT CORPORATION, will be held on Wednesday, June 21, 2006, at 10:00 a.m., local time, at the W New York—The Court, 130 East 39th Street, 2nd Floor Studios, New York, NY, for the following purposes:

1.	To elect five directors to serve for the ensuing year and until their successors are duly elected and qualified.

2.	To ratify the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the 2006 fiscal year.

3.	To adopt the Viewpoint Corporation 2006 Equity Incentive Plan.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only stockholders of record at the close of business on April 25, 2006 are entitled to vote at the Annual Meeting.

      A list of stockholders eligible to vote at the meeting will be available for review at Viewpoint’s headquarters during regular business hours for ten days prior to the meeting for any purpose related to the meeting.

      All stockholders are cordially invited to attend the meeting in person. If you cannot attend the meeting, we urge you to vote by telephone (toll-free) or by using the Internet as instructed on the enclosed proxy card or by mailing the proxy card in the enclosed postage-paid envelope. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card or voted via the Internet or telephone.

Sincerely yours,

ANDREW J. GRAF General Counsel and Secretary

New York, New York
May 5, 2006

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, OR VOTE VIA THE INTERNET OR TELEPHONE.

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
June 21, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING

      The enclosed proxy is solicited on behalf of the Board of Directors of Viewpoint Corporation (the “Company”) for use at the Annual Meeting of Stockholders to be held on Wednesday, June 21, 2006 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the W New York—The Court, 130 East 39th Street, 2nd Floor Studios, New York, NY.

      These proxy solicitation materials and the Company's Annual Report to Stockholders for the year ended December 31, 2005, including financial statements, are being mailed on or about May 5, 2006 to all stockholders entitled to vote at the Annual Meeting.

Record Date and Voting Securities

      Stockholders of record at the close of business on April 25, 2006 are entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote for each share of common stock on all matters presented at the meeting. Stockholders do not have the right to cumulative voting in the election of directors. On April 25, 2006, 65,742,786 shares of common stock, $0.001 par value, of the Company were issued and outstanding.

      If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, L.L.C., formerly known as Equiserve Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the meeting. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you by the nominee together with a voting instruction card. As the beneficial owner, you are also invited to attend the annual meeting. However, since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use, whether the proxy was given by telephone, via the Internet or by proxy card. The proxy may be revoked by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by making an authorized Internet or telephone communication on a later date in accordance with the instructions on the enclosed proxy card. It may also be revoked by attendance at the meeting and voting in person.

Voting and Solicitation

      Proxies properly given and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted as the management of the Company may propose. If any matter not described in this proxy statement is properly presented for action at the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

      The cost of soliciting proxies will be borne by the Company. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and employees, without additional compensation, personally or by telephone or telegram.

Quorum; Required Votes; Abstentions; Broker Non-Votes

      The required quorum for the transactions of business being voted on at this year's Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the record date. Shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes are treated as being present at the meeting for purposes of establishing a quorum.

      With respect to the election of directors, Delaware law requires the affirmative vote of the holders of a plurality of the common stock present and entitled to vote on the election of directors at the Annual Meeting. Therefore, for purposes of the election of directors, abstentions will have no effect on the outcome of the vote.

      The affirmative vote of a majority of the votes cast is required to adopt all other proposals being voted on at this year's Annual Meeting.

      Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the total number of votes cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

      The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. The Company intends to treat broker non-votes in a manner consistent with this holding. Thus, a broker non-vote will not affect the outcome of the voting on any of the proposals at the Annual Meeting.

Ownership of Securities by Certain Beneficial Owners

      The following table sets forth certain information as of April 25, 2006 regarding the only persons known by the Company to own, directly or indirectly, more than five percent of the Company's common stock. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class(1)
The Clark Estates One Rockefeller Plaza, 31st Floor New York, NY 10020 Kevin S. Moore, Steven Duff(2)	8,118,725	12.35
James E. Crabbe 1305 SW Myrtle Court Portland, OR 97201(3)	3,111,048	4.73
EagleRock Capital Management, LLC 551 Fifth Avenue, 34th Floor New York, NY 10176(4)	4,780,899	7.27
Nader Tavokoli EagleRock Capital Management, LLC 551 Fifth Avenue, 34th Floor New York, NY 10176(4)	4,961,529	7.55

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person, if any, that are currently exercisable or exercisable within 60 days of April 25, 2006 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. Percentage ownership is based on 65,742,786 shares of Common Stock outstanding on April 25, 2006.

(2)	These shares of the Company's Common Stock include (i) 553,400 shares acquired by The Clark Estates, Inc, a New York corporation, and (ii) 7,565,325 shares acquired in private placements by Federal Partners, L.P., a limited partnership, the general partner of which is Ninth Floor Corporation. The Clark Estates, Inc. provides management and administrative services to Federal Partners, L.P. and has the sole power to vote or to direct the vote and to dispose of or direct the disposition of all the shares. Mr. Moore is the President and a director of The Clark Estates, Inc. Stephen Duff is a Director of the Company, the Chief Investment Officer of The Clark Estates, Inc., and the Treasurer of Ninth Floor Corporation. Mr. Duff owns a small limited partnership interest in Federal Partners, L.P. and disclaims beneficial ownership of all but 7,513 of the shares listed in this table.

(3)	These shares of the Company common stock include (i) 2,730,100 shares beneficially owned by the James E. Crabbe Revocable Trust, of which Mr. Crabbe is the trustee, (ii) 200,500 shares beneficially owned by the Phileo Foundation, of which Mr. Crabbe has investment discretion, (iii) 150,000 shares beneficially owned by the James E. Crabbe IRA, of which Mr. Crabbe has investment discretion, and (iv) 30,448 shares which Mr. Crabbe has the right to acquire under the terms of options granted to Mr. Crabbe in connection with his services as a director of the Company.

(4)	As reported in a statement on Schedule 13 G/A filed with the SEC on February 14, 2006, EagleRock Capital Management, LLC (“EagleRock Management”) is the investment manager of EagleRock Master Fund, LP (“ERMF”) and Eagle Rock Institutional Partners LP (“ERIP”). Mr. Nader Tavakoli is the manager of EagleRock Management and controls the investment decisions of EagleRock Management. EagleRock Management, as the investment manager of ERMF and ERIP, has the sole power to vote and dispose of the 4,780,899 shares of Company common stock held by ERMF and ERIP. As the Manager of EagleRock Management, Mr. Tavakoli may direct the voting and disposition of the combined total of 4,961,529 shares of Company common stock held by ERMF, ERIP and Nader Tavakoli. The foregoing shall not be construed as an admission that EagleRock Management or Mr. Tavakoli is for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, the beneficial owner of any of the 4,780,899 shares of Company common stock owned by ERMF or ERIP. Pursuant to Rule 13d-4, each of EagleRock Management and Mr. Tavakoli disclaims all such beneficial ownership.

Ownership of Securities by Management

      The following table sets forth information with respect to the beneficial ownership of the Company common stock, as of April 25, 2006, by the Company's directors, nominees for election, Named Executive Officers, and all directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

Name	Number of Shares	Vested Options(1)	Common Stock and Vested Options	Percentage of Class(2)
Thomas Bennett	—	45,917	45,917	.07%
James E. Crabbe	3,080,600	30,448	3,111,048	4.73%
Stephen Duff(3)	—	29,719	29,719	.05%
Andrew J. Graf	—	66,666	66,666	.10%
Samuel H. Jones, Jr.	940,055	214,667	1,154,722	1.75%
William H. Mitchell	14,500	550,000	564,500	.85%
Dennis Raney	—	40,667	40,667	.06%
Patrick Vogt	—	537,240	537,240	.81%
Harvey D. Weatherson	—	4,445	4,445	.01%
All directors and executive officers as a group (9 persons)	4,035,155	1,519,769	5,554,924	8.26%
All directors and executive officers and the Clark Estates, Inc. and Federal Partners L.P.	12,153,880	1,519,769	13,673,649	20.33%

(1)	Represents shares issuable upon exercise of options to purchase Company common stock that are exercisable within 60 days of April 25, 2006.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 25, 2006 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. Percentage ownership is based on 65,742,786 shares of Company common stock outstanding on April 25, 2006.

(3)	Mr. Duff is a director of the Company, the Chief Investment Officer of The Clark Estates, Inc., and the Treasurer of Ninth Floor Corporation. Mr. Duff owns a small limited partnership interest in Federal Partners, L.P., the general partner of which is Ninth Floor Corporation. The Clark Estates, Inc. owns 553,400 shares of Company common stock and Federal Partners, L.P., owns 7,565,325 shares of Company common stock which it acquired in private placements in 2003 and 2005. The Clark Estates, Inc. provides management and administrative services to Federal Partners, L.P. and has the sole power to vote or to direct the vote and to dispose of or direct the disposition of all the shares owned by The Clark Estates, Inc. and Federal Partners, L.P. Mr. Duff disclaims beneficial ownership of all shares owned by The Clark Estates, Inc. and Federal Partners, L.P. other than 7,513 shares over which Mr. Duff has beneficial ownership through his limited partnership interest in Federal Partners, L.P.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, certain officers, and persons who own more than ten percent of a registered class of the Company's securities, to file with the SEC reports of ownership and changes in ownership of Company common stock and other equity securities of the Company. Officers, directors and greater-than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended December 31, 2005, its officers, directors and greater-than ten percent stockholders complied with all Section 16(a) filing requirements.

PROPOSAL ONE:
ELECTION OF DIRECTORS

Nominees

      Unless otherwise specified, all proxies received will be voted in favor of the election of the persons named below as directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

      All of the nominees are current members of the Board of Directors.

      There is no family relationship among any directors or executive officers of the Company.

Nominees for Election as Directors

Name	Principal Occupation during last five years	Age	Director Since
Stephen Duff	Mr. Duff is the Chief Investment Officer of The Clark Estates, Inc., and became a director of Viewpoint in May 2003. Prior to joining The Clark Estates in 1995, Mr. Duff was a Vice President of The Portfolio Group, a subsidiary of the Chemical Banking Corporation. Mr. Duff serves on the Boards of TRC Companies, Inc., a NYSE traded company, Opto-Generic Devices, Inc., a private company, and The Clara Welch Thanksgiving Home, a non-profit elderly care facility in Cooperstown, NY.	42	2003

Samuel H. Jones, Jr.	Mr. Jones has been a Director of the Company since April 1992. He has been President of S-J Venture Capital Company since 1991. Mr. Jones founded S-J Transportation Company, an industrial waste transportation company, in 1971 and served as its President until 2002.	72	1992

Dennis R. Raney	Mr. Raney joined Viewpoint's Board of Directors in February 2004. Mr. Raney served as Chief Financial Officer at eOne Global from 2001 to 2003. Prior to that position, he served as Executive Vice President and Chief Financial Officer at Novell Incorporated from 1998 to 2001. He began his career at Hewlett-Packard in 1970 where he rose through the ranks to become Chief Financial Officer for Intercontinental Operations and then European Operations, based in various locations including Singapore and Geneva. Following Hewlett-Packard, he was Chief Financial Officer for Bristol-Myers Squibb's Pharmaceutical Group then served as CFO for General Magic, California Microwave and QAD Incorporated before joining Novell. Mr. Raney currently serves on two other public company boards: Easylink Services Corporation, Inc. and Ultratech, Inc. and a private Singapore company, Infiniti Solutions. He is also a principle at Liberty Greenfield California, a partnership that provides real estate advisory services to corporate clients.	63	2004

Name	Principal Occupation during last five years	Age	Director Since
Patrick Vogt	Mr. Vogt has been the President and Chief Executive Officer of the Company since August 2005. From 2003 to 2005, Mr. Vogt served as Senior Vice President and Senior General Manager of Sony eSolutions Company LLC. His team was responsible for Internet Properties Management, Direct Marketing, and Sales across all customer segments. Other responsibilities included Global Contact Center Governance, the eCommerce and Contact Center platform (supporting all distribution channels), and P&L management for Sony's entire direct business. From 2001 to 2003, Mr. Vogt was Vice President of Compaq Computer's eBusiness Group & Software and Peripherals Group, where his team managed all direct marketing activities and the direct on-line business for the Americas region. From 1999 to 2001, Mr. Vogt was General Manager of the Aftermarket Sales Division and Dell Online for Dell Computer Corporation. Mr. Vogt received a Bachelor of Science degree from the State University of New York and has an MBA from Iona College, Hagen School of Business, with a concentration in Marketing.	42	2004

Harvey D. Weatherson	Mr. Weatherson served as Vice President of North America Operations & Strategy for Hewlett-Packard Company from 2000 to 2002 and was responsible for all activities related to business and sales operations, call centers and eCommerce in the United States. From 1994 to 1999, Mr. Weatherson served in a number of senior executive positions at Compaq Computer Corporation, including President of Compaq Canada following Compaq's acquisition of The Tandem Computer Company and President of Compaq Federal in Washington, D.C., following Compaq's acquisition of The Digital Equipment Corporation. Prior to joining Compaq, from 1990 to 1993, Mr. Weatherson was Chief Executive Officer of The Navy Exchange System, a full-line retail services company operated by the U.S. Navy, with $2 billion in annual sales, 130 stores and 24,000 employees. From 2003 to May 2004, Mr. Weatherson served as Chairman, President and CEO of GovConnection, Inc., a subsidiary of PC Connection, Inc. Since May 2004 and continuing through the present, Mr. Weatherson serves on the Board of Directors of PC Connection, Inc. and as Chairman of its Compensation Committee.	68	2005

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES SET FORTH ABOVE.

Director Resignations

      Messrs. Bennett and Crabbe each served on the Board of Directors of the Company during 2005 and resigned in 2006. Mr. Bennett resigned from the Board effective April 28, 2006 and Mr. Crabbe resigned from the Board effective May 2, 2006.

Independence of Directors

      The Board of Directors has determined that the majority of the Board of Directors is comprised of “independent directors” within the meaning of applicable Nasdaq listing standards. The Company's independent directors include: Messrs. Duff, Jones, Raney, and Weatherson.

Board of Directors Meetings and Committees

      The Board of Directors of the Company held nineteen meetings in 2005. Each director attended at least 80% of the meetings held while such director was a member of the Board of Directors during fiscal year 2005.

      The Board of Directors has an audit committee (the “Audit Committee”) which currently consists of Dennis Raney, serving as Chairman, and Samuel H. Jones, Jr. Mr. Crabbe served on the Audit Committee from February 24, 2004 through May 2, 2006, the date in which Mr. Crabbe resigned from the Board.

      The Audit Committee held nine meetings during fiscal year 2005 and acted once by unanimous written consent. Each director who served on the Audit Committee during fiscal year 2005 attended at least 89% of the meetings of the Audit Committee held during fiscal year 2005.

      The Audit Committee's role includes the oversight of our financial, accounting and reporting processes, our system of internal accounting and financial controls and our compliance with related legal and regulatory requirements, the appointment, engagement, termination and oversight of our independent registered public accounting firm, including conducting a review of their work, reviewing and pre-approving any audit and non-audit services that may be performed by them, reviewing with management and our independent registered public accounting firm the adequacy of our internal financial controls, and reviewing our critical accounting policies and the application of accounting principles.

      Each member of the Audit Committee meets the independence criteria prescribed by applicable law and the rules of the Securities and Exchange Commission (the “SEC”) for audit committee membership. Each member is an “independent director” within the meaning of applicable Nasdaq listing standards and each member meets Nasdaq's financial knowledge requirements. The Board of Directors has further determined that Mr. Raney is an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC and that Mr. Raney meets Nasdaq's professional experience requirements. The Audit Committee operates pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and the Nasdaq. A copy of the Audit Committee charter can be found under the Company tab in the Corporate Governance section of our website at www.viewpoint.com.

      The Board of Directors has a compensation committee (the “Compensation Committee”) which consists of Stephen Duff. Both Mr. Jones and Mr. Bennett served on the Compensation Committee for over four years until October 5, 2005, the date upon which Messrs. Duff and Crabbe were elected to the Compensation Committee. Mr. Crabbe served on the Compensation Committee from October 5, 2005 through May 2, 2006, the date in which Mr. Crabbe resigned from the Board.

      The Compensation Committee's primary function is to develop and monitor compensation arrangements for the officers and directors of the Company, and monitor stock option activity for the Company. The Compensation Committee held ten meetings in 2005 and acted once by unanimous written consent. Each member of the Compensation Committee attended each meeting held during his tenure. A copy of the Compensation Committee charter can be found under the Company tab in the Corporate Governance section of our website at www.viewpoint.com.

      The Board of Directors has a nominating and corporate governance committee (the “Nominating Committee”) which consists of Messrs. Duff and Weatherson. Mr. Crabbe served on the Nominating Committee from February 23, 2004 through October 5, 2005, on which date Mr. Crabbe became a member of the Compensation Committee. Mr. Bennett served on the Nominating Committee from February 23, 2004 through April 28, 2006, the date in which Mr. Bennett resigned from the Board. The Nominating Committee's primary purpose is to evaluate candidates for membership on the Board, make recommendations to the Board regarding candidates, and make recommendations with respect to the composition of the Board and the committees thereof. The members of the Nominating Committee are all independent directors within the meaning of applicable Nasdaq listing standards. The Nominating Committee operates pursuant to a written charter, a copy of which can be found under the Company tab in the Corporate Governance section of our website at www.viewpoint.com.

      The Nominating Committee held one meeting during fiscal year 2005. Each director who served on the Nominating Committee during fiscal year 2005 attended all of the meetings of the Nominating Committee held during his tenure.

      In carrying out its function to nominate candidates for election to the Board, the Nominating Committee considers the mix of skills, experience, character, commitment, and diversity of background, all in the context of the requirements of the Board at that point in time. The Nominating Committee believes that each candidate should be an individual who has demonstrated integrity and ethics in such candidate's personal and professional life, have an understanding of elements relevant to the success of a publicly-traded company and have established a record of professional accomplishment in such candidate's chosen field. Each candidate should be prepared to participate fully in Board activities, including attendance at, and active participation in, meetings of the Board, and not have other personal or professional commitments that would, in the Nominating Committee's judgment, interfere with or limit such candidate's ability to do so. Each candidate should also be prepared to represent the best interests of all of Viewpoint's stockholders and not just one particular constituency. Additionally, in determining whether to recommend a director for re-election, the Nominating Committee also considers the director's past attendance at Board and Committee meetings and participation in and contributions to the activities of the Board. The Nominating Committee has no stated specific, minimum qualifications that must be met by a candidate for a position on the Board. The Nominating Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of the Board meet the definition of “independent director” within the meaning of applicable Nasdaq listing standards.

      The Nominating Committee's method for identifying candidates for election to the Board (other than those proposed by Viewpoint's stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources: members of the Board; our executives; individuals personally known to the members of the Board; and other research, including database and Internet searches. The Nominating Committee may also from time to time retain one or more third-party search firms to identify suitable candidates.

      The Nominating Committee will consider candidates for director recommended by stockholders. Stockholders wishing to recommend candidates for the Nominating Committee's consideration should contact the Nominating Committee by postal mail addressed to Viewpoint Corporation, 498 Seventh Avenue, New York, N.Y. 10018, Attention: Nominating Committee.

      Any stockholder may nominate one or more persons for election as a director of the Company at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in the Company's Bylaws. In addition, the notice must include any other information required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. In order for the director nomination to be timely submitted for the annual meeting of stockholders to be held in 2007, a stockholder's notice to the Company's Secretary must be delivered to Viewpoint's principal executive offices no later than February 21, 2007.

      The Nominating Committee will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria.

      The 2005 annual meeting of stockholders was attended by Mr. Jay Amato, the Company's President and CEO at that time, Mr. Jones and Mr. Raney. The Company does not have a policy regarding board members' attendance at annual meetings of stockholders.

Communication with the Board of Directors

      Any stockholder who desires to contact our Board or specific members of our Board may do so electronically by sending an e-mail to the following address: directors@viewpoint.com. Alternatively, a stockholder can contact our Board or specific members of our Board by writing to: Viewpoint Corporation, 498 Seventh Avenue, New York, NY 10018, to the attention of the Board of Directors or the specific member of the Board, as the case may be.

Report of the Audit Committee

      The members of the Audit Committee are all independent directors who are qualified for service under the NASD listing standards. The Audit Committee acts under a written charter, a copy of which can be found under the Company tab in the Corporate Governance section of our website at www.viewpoint.com.

      The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accounting firm is responsible for performing an independent integrated audit of the Company's financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing reports thereon.

      In the performance of its oversight function, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the Company's audited financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61, as amended, relating to communication with audit committees. In addition, the Audit Committee received from the independent registered public accounting firm the written disclosures and letter required by Independence Standards Board Standard No. 1 relating to independence discussions with audit committees, the Audit Committee discussed with the independent registered public accounting firm that firm's independence, and considered whether the independent registered public accounting firm's provision of non-audit services to the Company is compatible with maintaining the registered public accounting firm's independence.

      The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for their audits. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's 2005 Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

DENNIS RANEY, Chairperson JAMES E. CRABBE SAMUEL H. JONES, JR.

Principal Accountant Fees and Services

Audit Fees

      The aggregate fees charged by the Company's independent registered public accounting firm, PricewaterhouseCoopers LLP, for professional services rendered for the integrated audit of the annual financial statements and internal control over financial reporting for the fiscal years ended December 31, 2005 and 2004 and review of the financial statements included in the Forms 10-Q for those years were approximately $686,000, and $506,000, respectively.

Audit Related Fees

      The aggregate fees billed by PricewaterhouseCoopers LLP, for professional services rendered for audit related fees for the year ended December 31, 2005 were approximately $37,000, which included $21,000 for the audit of the Company's 401k Plan and $16,000 for registration statement reviews. Audit related fees for the year ended December 31, 2004, which was comprised of fees for the audit of the Company's 401k Plan, amounted to $20,000.

Tax Fees

      The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company for tax compliance, tax advice, and tax planning, for the fiscal years ended December 31, 2005 and 2004 were approximately $0 and $30,000, respectively.

All Other Fees

      The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than services described above under “audit fees”, “audit related fees” or “tax fees”, for the fiscal years ended December 31, 2005 and 2004 were approximately $2,000 and $2,000, respectively. The Audit Committee determined that the provision of the services described under this caption “All Other Fees” is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Pre-Approval Policies and Procedures

      The Audit Committee reviews on a periodic basis all audit and non-audit services to be performed by the Company's independent registered public accounting firm. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm's independence. The Audit Committee has considered the role of PricewaterhouseCoopers LLP in providing services to the Company for the fiscal year ended December 31, 2005 and has concluded that such services are compatible with its independence as the Company's registered public accounting firm. The Audit Committee has established pre-approval policies and procedures pursuant to which all services will be rendered by the independent registered public accounting firm in the future. All of the services performed in connection with the fees detailed above were approved by the Audit Committee.

Compensation of Directors

      The Company compensates each of its non-employee directors, other than Mr. Raney and Mr. Weatherson, as follows: each non-employee director is paid (i) $2,500 at the end of each fiscal quarter in which he or she is a director, (ii) $1,000 for each regular Board meeting he or she attends, and (iii) $500 for each Board committee meeting he or she attends; provided, however, that if more than one committee meeting is held on the same day or a Board meeting and one or more committee meetings are held on the same day, no more than the initial $500 or $1,000, as the case may be, is paid to any director for all such meetings attended by such director on such date. We paid no fees to members of the Board for meetings they attended by telephone in 2005.

      The Company compensates Mr. Raney, the Chairman of the Audit Committee, as follows: (i) $5,000 at the end of each quarter for his services as a member of the Board and Chairman of the Audit Committee, (ii) $1,500 for each meeting of the Board he attends in person, and (iii) $750 for each meeting of the Audit Committee he attends in person. The Company pays fees to Mr. Raney for attending meetings of the Board and meetings of the Audit Committee regardless of whether a meeting of the Board and a meeting of the Audit Committee are held on the same day.

      The Company compensates Mr. Weatherson, the Non-Executive Chairman of the Board, as follows: (i) $4,000 at the end of each fiscal quarter for his services as a member of the Board and Non-Executive Chairmen of the Board; (ii) $1,000 for each regular Board meeting he attends, and (iii) $500 for each Board committee meeting he attends; provided, however, that if more than one committee meeting is held on the same day or a Board meeting and one or more committee meetings are held on the same day, no more than the initial $500 or $1,000, as the case may be, is paid to Mr. Weatherson for all such meetings attended on such date.

      Each non-employee director who joins the Board is automatically granted an option to purchase 20,000 shares of Company common stock on the date upon which such person first becomes a director. In the case of Mr. Raney, the Company agreed to increase this initial option grant to an option to acquire 50,000 shares. From 1995 through January 2005, each non-employee director has also automatically received an option to purchase 5,000 shares of Company common stock on the first trading day following January 1 of each year, provided the director has been a member of the Board for at least six months. On March 8, 2005, the Board of Directors resolved to increase the number of shares subject to this automatic annual grant to 12,000 and issued options to acquire 7,000 shares of Company common stock to the non-employee directors who would have been eligible to receive an option to acquire 12,000 shares if this increase had been in effect in January 2005. On February 14, 2006, the Board of Directors resolved to increase the number of shares subject to this annual grant to 15,000 for Mr. Weatherson, as Non-Executive Chairman of the Board.

      The exercise price of each option granted to directors is equal to the fair market value of the Company common stock on the date of grant. The option granted to non-employee directors on the day they join the Board vests at a rate of one-eighth of the option shares upon the end of the first six-month period after the date of grant and one-forty-eighth of the remaining option shares per month thereafter, provided the optionee remains a director of the Company. The options granted to non-employee directors on the first business day of each year vests at the rate of one-half of the option shares upon the end of the first six-month period after the date of grant and one-twelfth of the remaining option shares per month thereafter, provided the optionee remains a director of the Company. Options have a term of ten years unless terminated sooner, whether upon termination of the optionee's status as a director or otherwise pursuant to the operative stock option plan.

      In accordance with the compensation arrangements described above, the Company granted options to acquire 12,000 shares of Company common stock on January 3, 2006, to each of Messrs. Bennett, Crabbe, Duff, Jones and Raney at an exercise price of $1.02.

Executive Officers

      In addition to Mr. Vogt, Mr. William H. Mitchell, 48, and Mr. Andrew J. Graf, 34, are Executive Officers of the Company.

      William H. Mitchell has served as Chief Financial Officer of the Company since August 2003. From July 2002 to August 2003, Mr. Mitchell served as Chief Financial Officer of MaxWorldwide, Inc., an Internet-based provider of marketing solutions for advertisers and web publishers. From January 2001 to July 2002, Mr. Mitchell served as Chief Financial Officer for Tally Systems, Inc., a software development company. He served as Executive Vice President and Chief Financial Officer of Bigfoot Interactive, an Internet advertising company, from July 1999 to January 2001, and as Chief Operating Officer of Bigfoot International from October 1998 to July 1999. Mr. Mitchell graduated with an A.B. from Dartmouth College, MS and MS/M.B.A. degrees from Northeastern University and obtained his certified public accountant license in 1982.

      Andrew J. Graf serves as Executive Vice President and General Counsel of the Company. Mr. Graf was an attorney at Milbank, Tweed, Hadley, and McCloy LLP, specializing in mergers and acquisitions and corporate matters from 1999 until joining the Company as General Counsel in June 2005. Mr. Graf graduated with a B.S. in accounting and economics from New York University's Stern School of Business in 1993 and received his Juris Doctorate from the Benjamin N. Cardozo School of Law in 1999.

Executive Compensation

      The following table presents certain information with respect to annual compensation and long-term compensation awarded during fiscal years 2003, 2004, and 2005 to individuals who have served as the Company's Chief Executive Officer during 2005 and its 2 other most highly compensated executive officers as of December 31, 2005 (collectively, the “Named Executive Officers”).

Summary Compensation Table

	Annual Compensation
Name and Principal Position	Year	Salary	Bonus		Other Annual Compensation		Long-term Compensation Securities Underlying Company Options	All Other Compensation(1)
Patrick Vogt President and Chief Executive Officer	2005	$123,397	$50,000	(2)	$12,000	(3)	1,500,000	$136	(4)
William H. Mitchell Chief Financial Officer	2005 2004 2003	250,000 225,000 98,029	100,000 50,000 6,250		12,587 24,960 10,400	(3) (3) (3)	— — 550,000	3,927 3,677 160
Andrew J. Graf Executive Vice President and General Counsel	2005	114,487	—		—		200,000	1,690
Jay S. Amato President and Chief Executive Officer	2005 2004 2003	279,792 395,000 157,240	100,000 — 50,000	(2)	12,150 15,000 4,369	(5) (5) (5)	— 2,050,000 —	44,374 4,000 250

(1)	Amounts shown in “All Other Compensation” for fiscal year 2005 include (a) payments on life insurance premiums of $136, $427, $190 and $5,874 for Messrs. Vogt, Mitchell, Graf and Amato, respectively, (b) payment of employer matching 401(k) contributions of $3,500, $1,500 and $3,500 for Messrs. Mitchell, Graf and Amato, respectively and (c) payment of $35,000 pursuant to the separation agreement between the Company and Mr. Amato.

(2)	Represents signing bonus.

(3)	Represents housing allowance.

(4)	In addition, Mr. Vogt received $9,500 for service as a non-employee director during fiscal year 2005.

(5)	Represents auto allowance.

Stock Option Grants

      The Company granted options to purchase 1,500,000 shares of Company common stock to Mr. Vogt as an inducement to Mr. Vogt's acceptance of employment with the Company as President and CEO. The Company granted options to purchase 200,000 shares of Company common stock to Mr. Graf as an inducement to Mr. Graf's acceptance of employment with the Company as General Counsel. The Company did not grant stock options to any other Named Executive Officer in 2005.

Option Exercises in 2005 and Fiscal Year-End Option Values

      The following table presents information with respect to options to purchase Company common stock exercised during fiscal year 2005 by the Named Executive Officers, and the value of unexercised options at December 31, 2005.

			Number of Securities Underlying Unexercised Options at 31-Dec-05		Value of Unexercised In-the-money Options at December 31, 2005(1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick Vogt	—	—	535,105	1,014,895	—	—
William H. Mitchell	—	—	550,000	—	$171,500	—
Andrew J. Graf	—	—	33,333	166,667	—	—

(1)	The value of unexercised, in-the-money options is the difference between the exercise price of the options and the fair market value of Company common stock at December 31, 2005 ($1.10).

Employment Agreements with Executive Officers

      The Company entered into agreements with Messrs. Vogt, Mitchell, and Graf.

      The Company entered into an employment agreement with Mr. Vogt in August 2005 for a term ending on December 31, 2009. The agreement provides for an annual base salary of $350,000, a signing bonus of $50,000, and an annual cash incentive bonus of $128,000 and an annual incentive stock option grant of 125,000 shares if the Company achieves certain annual revenue growth and operating income targets as set forth by the Compensation Committee of the Board of Directors. Mr. Vogt was granted an option to acquire 1,500,000 shares of common stock at an exercise price of $1.36 per share, the opening price of the Company's common stock on the day of commencement of Mr. Vogt's employment. However, if Mr. Vogt's employment is terminated by the Company without cause (as defined) or by Mr. Vogt for good reason (as defined), Mr. Vogt is entitled to receive an amount equal to his base salary. In addition, if Mr. Vogt's employment is terminated within one year following a change in control of the Company (as defined), Mr. Vogt would be entitled to receive two times his base salary and all options issued to Mr. Vogt would immediately vest and become exercisable.

      The Company entered into an employment agreement with Mr. Mitchell in July 2003 under which Mr. Mitchell agreed to serve as Chief Financial Officer for a two-year term. The agreement provides for an annual base salary of $225,000, a minimum annual bonus of $25,000, and an annual discretionary bonus based on the achievement of management-based objectives of up to $50,000. In accordance with the agreement, the Company granted to Mr. Mitchell an option to acquire 350,000 shares of common stock at an exercise price of $0.77 per share, the closing price of the Company's common stock on the day immediately preceding the commencement of Mr. Mitchell's employment. The agreement further provides that the Company will grant to Mr. Mitchell an option to acquire an additional 150,000 shares of common stock on the first anniversary of his starting date at an exercise price equal to the closing price of the Company's common stock on that day. In November 2003, the Company granted Mr. Mitchell an option to acquire 200,000 shares of common stock in satisfaction of the Company's obligation to grant to Mr. Mitchell the option to acquire 150,000 shares of common stock on the first anniversary of his starting date pursuant to the employment agreement. The option to acquire 200,000 shares was immediately vested and was granted at an exercise price of $.82 per share, the closing price of the Company's common stock on the grant date. In addition, the Company agreed that twelve and one-half percent (12.5%) of the shares subject to the option to acquire 350,000 shares of common stock granted to Mr. Mitchell vested three months after the first day of Mr. Mitchell's employment and the remaining shares vest at the rate of 1/21 per month. However, if Mr. Mitchell's employment is terminated by the Company after the first anniversary of Mr. Mitchell's employment, 100% percent of the shares subject to issued options would vest in Mr. Mitchell and Mr. Mitchell would be entitled to receive a payment equal to his base salary. In addition, if the Company enters into an agreement with a third party that leads to a change in control after the first anniversary of Mr. Mitchell's employment and Mr. Mitchell's employment is terminated within one year following the change in control, Mr. Mitchell would be entitled to receive two times his base salary and the options issued to Mr. Mitchell would immediately vest and become exercisable.

      The Company entered into an employment agreement with Mr. Graf in June 2005 under which Mr. Graf agreed to serve as General Counsel of the Company and the Company agreed to pay to Mr. Graf a base salary of $200,000 per year and to grant to Mr. Graf an option to acquire 200,000 shares of the Company's common stock. The agreement further provides that if Mr. Graf's employment is terminated by the Company without cause (as defined) or is terminated by Mr. Graf for good reason (as defined), Mr. Graf will receive an amount equal to his base salary and the unvested portion of all stock options held by Mr. Graf would immediately vest and become exercisable. In addition, if Mr. Graf's employment is terminated within one year following a change in control of the Company (as defined), Mr. Graf would be entitled to receive his base salary and all options issued to Mr. Graf would immediately vest and become exercisable.

Equity Compensation Plan Information

      The following table summarizes the Company's equity compensation plans as of December 31, 2005:

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	8,418,810	$2.03	363,000
Equity compensation plans not approved by security holders(1)	4,137,292	$1.29	—
Total	12,556,102	$1.79	363,000

(1)	In July 2003, the Company agreed to issue to Mr. Mitchell an option to acquire 350,000 shares of Company common stock as an inducement to Mr. Mitchell's acceptance of employment with the Company as Chief Financial Officer. Twelve and one-half percent (12.5%) of the shares subject to the option vested three months after the first day of Mr. Mitchell's employment and the remaining shares vest at the rate of 1/21 per month. The exercise price of the option is equal to the closing price of the Company's common stock on the day immediately preceding Mr. Mitchell's first day of employment ($0.77).

In August 2003, the Company agreed to issue to Jay Amato an option to acquire 1,250,000 shares of Company common stock as an inducement to Mr. Amato's acceptance of employment with the Company as President and Chief Executive Officer. Fifty percent (50%) of the shares subject to the option vest on the first anniversary of Mr. Amato's employment and the remaining fifty percent (50%) vest on the second anniversary of Mr. Amato's employment. The exercise price of the option is equal to the closing price of the Company's common stock on the day immediately preceding Mr. Amato's first day of employment ($0.72).

On January 3, 2005, the Company granted options to purchase 785,000 shares of Company common stock to individuals who formerly worked for Unicast Communications Corp. at an exercise price of $3.15, the price of the Company's stock on the date of grant. As of April 25, 2006, options to purchase 448,333 shares of Company common stock issued to such employees have expired unexercised. None of the employees are officers or directors of the Company. Twenty-five percent (25%) of the shares subject to the option vested six months after the date of grant and the remaining shares vest at the rate of 1/18 per month.

In June 2005, the Company agreed to issue to Mr. Graf an option to acquire 200,000 shares of Company common stock as a inducement to Mr. Graf's acceptance of employment with the Company as General Counsel. Sixteen and two-thirds percent (16 2⁄3%) of the shares subject to the option vested six months after the first day of Mr. Graf's employment and the remaining shares vest at the rate of 1/30 per month. The exercise price of the option is equal to the opening price of the Company's common stock on Mr. Graf's first day of employment ($1.57).

In August 2005, the Company agreed to issue to Mr. Vogt an option to acquire 1,500,000 shares of Company common stock as an inducement to Mr. Vogt's acceptance of employment with the Company as President and Chief Executive Officer. Thirty-three and one third percent (33 1⁄3%) of the shares subject to the option vest on commencement of Mr. Vogt's employment and sixteen and two thirds percent (16 2⁄3%) vest on each December 31, beginning on December 31, 2006 and ending on December 31, 2009. The exercise price of the option is equal to the opening price of the Company's common stock on Mr. Vogt's first day of employment ($1.36).

In September and October 2005, the Company agreed to issue to each of Ms. Ann Charles, Vice President, Marketing, Mr. James Dillon, Vice President, Advertising Sales and Mr. Andrew Freeman, Vice President, Acquisition Sales and Development an option to purchase 150,000 shares of Company common stock as an inducement to such employee's acceptance of employment with the Company. Sixteen and two-thirds percent (16 2⁄3%) of the shares subject to the option vested six months after the first day of such employee's employment and the remaining shares vest at the rate of 1/30 per month. The exercise price of the option is equal to the opening price of the Company's common stock on the first day of the employee's employment.

Compensation Committee Interlocks and Insider Participation

      None of the members of the Compensation Committee is a former or current officer or employee of the Company. No interlocking relationship exists between any member of the Compensation Committee and any member of any other company's board of directors or compensation committee.

Report of the Compensation Committee of the Board of Directors

      The Compensation Committee administers the Company's stock option plans and determines the compensation of executive officers of the Company, other than the Chief Executive Officer whose compensation is determined by all non-employee directors of the Company on the basis of recommendations submitted by the Compensation Committee.

      The Compensation Committee is comprised of only non-employee directors who are appointed by the Board of Directors.

   Compensation Philosophy

      The Company operates in the competitive and rapidly changing environment of high technology businesses. The Company's compensation philosophy is based on the belief that achievement in this environment is enhanced by the coordinated efforts of all individuals working toward common objectives. The goals of the Company's compensation program are to align compensation with the Company's business objectives and performance, to foster teamwork and to enable the Company to attract, retain and reward employees who contribute to the Company's long-term success.

   Compensation Components

      The Company's executive officers are compensated with a salary and stock option awards. Certain executive officers are also sometimes eligible for bonuses. The Committee assesses the past performance and anticipated future contribution, and considers the total compensation (earned or potentially available) of each executive officer in establishing each element of compensation.

      Salary. The salaries of the executive officers are determined by the Committee with reference to salaries paid to executives with similar responsibilities at comparable companies, generally in the high technology industry. The peer group for each executive officer is composed of executives whose responsibilities are similar in scope and content. The Company seeks to set executive compensation levels that are competitive with the average levels of peer group compensation.

      Stock Options. Stock option awards are designed to align the interests of executives with the long-term interests of the stockholders. The Committee approves option grants subject to retain executives and encourage sustained contributions. The exercise price of options is typically not less than the closing market price on the date of grant. These options will increase in value only to the extent that the price of Company common stock increases relative to the market price at the date of grant. In some cases, options only vest if the Company or the individual achieves performance goals established by the Board of Directors.

      Bonus. Pursuant to the employment agreements of Mr. Amato and Mr. Mitchell, these executive officers were eligible to receive cash bonuses during the term of their employment upon the occurrence of certain events. Targets for sales growth and operating income generally determine whether and to what extent incentive compensation payments will be made under such plans and individual payments are typically based on the Company's achievement of these targets. In 2005, Mr. Amato was granted a cash bonus of $100,000 based on the Company's achievement during a fiscal quarterly period of positive earnings per share calculated before interest, depreciation, amortization, non-cash stock-based compensation charges, and impairment of goodwill and other intangible assets, but after accrual for any performance-based bonus(es) paid to Mr. Amato.

      The Company has agreed to pay bonuses to Messrs. Vogt and Mitchell under the terms of their employment agreements upon the occurrence of certain events. Under the terms of the agreement with Mr. Vogt, the Company is obliged to pay to Mr. Vogt a bonus of $128,000 and grant Mr. Vogt an option to acquire an additional 125,000 shares of common stock upon the Company's achievement of certain annual revenue growth and operating income targets as set forth by the Compensation Committee of the Board of Directors. Under the terms of the agreement with Mr. Mitchell, the Company is obligated to pay to Mr. Mitchell a bonus of $6,250 at the end of each quarter. Mr. Mitchell is also eligible for an annual discretionary bonus of up to $50,000. Mr. Mitchell received discretionary bonuses of $25,000 in each of March 2005 and August 2005. In addition, Mr. Mitchell received a discretionary bonus of $25,000 in January 2005, relating to 2004 performance.

   Chief Executive Officer's Compensation

      In August 2005, the Company retained Mr. Vogt to serve as Chief Executive Officer and entered into an employment agreement with Mr. Vogt having a term ending on December 31, 2009 and compensation and other provisions approved by the full Board of Directors.

      In determining Mr. Vogt's compensation, the Company obtained advice from the CEO of a compensation firm, made reference to several surveys of compensation of chief executive officers of similarly-situated companies and considered his anticipated role in leading the Company.

COMPENSATION COMMITTEE

JAMES E. CRABBE STEPHEN DUFF

Certain Relationships and Related Transactions

      The Company completed a private placement of Company common stock with Federal Partners, L.P. on November 12, 2003 under which the Company issued 3,125,000 shares of common stock at $0.80 per share (for an aggregate purchase price of $2,500,000) and agreed to register the issued shares under the Securities Act of 1933. Federal Partners, L.P. is a limited partnership, the general partner of which is Ninth Floor Corporation. The Clark Estates, Inc. provides management and administrative services to Federal Partners, L.P. The Clark Estates, Inc. acquired 553,400 shares of Company common stock several years ago and has the sole power to vote or to direct the vote and to dispose of or direct the disposition of all the shares owned by it and Federal Partners, L.P.

      Stephen M. Duff became a director of the Company in May 2003. He is the Chief Investment Officer of The Clark Estates, Inc., and the Treasurer of Ninth Floor Corporation. Mr. Duff also owns a small limited partnership interest in Federal Partners, L.P.

      In March 2003, the Company completed a private placement of Company common stock and subordinated notes under which Federal Partners, L.P. acquired 3,150,002 shares of Company common stock and $3,050,000 principal amount of 4.95% subordinated notes due in March 2006.

      The Company completed a private placement of Company common stock with Federal Partners, L.P. on July 27, 2005 under which the Company issued 1,290,323 shares of common stock at $1.55 per share (for an aggregate purchase price of $2,000,000) and agreed to register the issued shares under the Securities Act of 1933.

      On July 27, 2005, the Company amended the $3,050,000 principal amount of 4.95% subordinated notes held by Federal Partners to extend the maturity date from March 31, 2006 to March 31, 2008 in exchange for the payment by the Company of $61,000 to Federal Partners.

      The Clark Estates, Inc. and Federal Partners, L.P. own a combined total of 8,118,725 shares of Company common stock which amounts to 12.35% of the Company's outstanding common stock. Mr. Duff disclaims beneficial ownership of all shares acquired by The Clark Estates, Inc. and all but 7,513 shares of Company common stock acquired by Federal Partners, L.P. in the private placements occurring in 2003 and 2005.

Stockholder Return Comparison

      The following graph shows a five-year comparison of the cumulative total return on Company common stock from December 31, 2000 and ending December 31, 2005, the CRSP Total Return Index for the NASDAQ Stock Market (U.S. companies) and the CRSP Total Return Index for the NASDAQ Computer and Data Processing Services Stocks (SIC 737). The graph assumes that $100 was invested on December 31, 2000, and that all dividends are reinvested. Historic stock price performance should not be considered indicative of future stock price performance.

Comparison of Five Year Cumulative Total Return
among Viewpoint Corporation, The NASDAQ Stock Market—
US Index, and the NASDAQ Computer and Data Processing Index

Measurement Period (Fiscal Year Covered)	Viewpoint	NASDAQ Stock Market—US	NASDAQ Computer Index
2000	100	100	100
2001	125	79	76
2002	34	54	48
2003	14	81	72
2004	57	88	75
2005	20	89	77

STOCK PERFORMANCE GRAPH

$0

$50

$100

$150

2000

2001

2002

2003

2004

2005

Viewpoint

NASDAQ

Stock Market–US

NASDAQ

Computer Index

PROPOSAL TWO:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Board of Directors, upon recommendation of the Audit Committee, has selected PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit the Company's financial statements and internal control over financial reporting for the fiscal year ending December 31, 2006. This selection will be presented to the stockholders for ratification at the Annual Meeting. If the stockholders fail to ratify this selection, the Board of Directors will reconsider its selection. PricewaterhouseCoopers LLP has audited the Company's financial statements since the Company's inception. A representative of PricewaterhouseCoopers LLP is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement. The representative will also be available to respond to appropriate questions.

Recommendation of Board of Directors

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006 AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP.

PROPOSAL THREE:

PROPOSAL TO APPROVE AND ADOPT THE VIEWPOINT CORPORATION
2006 EQUITY INCENTIVE PLAN

      We are asking our stockholders to approve the Viewpoint Corporation 2006 Equity Incentive Plan (the “2006 Plan”) so that we may continue to attract and retain talented employees necessary for Viewpoint Corporation's (together with its wholly-owned subsidiaries, the “Company”) continued growth and success. On March 30, 2006, the Board of Directors of the Company (the “Board”) adopted the 2006 Plan, subject to approval by the Company's stockholders at the Annual Meeting. The 2006 Plan is integral to the Company's compensation strategies and programs for directors, employees and independent contractors. The Board believes that the 2006 Plan will provide the flexibility the Company needs to keep pace with its competitors and effectively recruit, motivate, and retain the caliber of employees and directors essential for the Company's success.

      The Company's 1996 Stock Option Plan and 1997 Director Option Plan (collectively, the “Existing Plans”) are the existing equity-based incentive plans available to officers, employees, directors and consultants of the Company and its affiliates. The Board adopted the 2006 Plan because the number of shares that remain available for grant subject to awards under the Existing Plans are insufficient to satisfy the Company's anticipated incentive compensation needs for current and future officers, employees, directors and consultants. The Company's 1995 Stock Option Plan expired in October 2005, as this plan had a ten-year term for stock option issuances and the Company can no longer issue shares pursuant to this plan. In addition, the 2006 Plan would offer additional features which are not available under the Existing Plans, including the ability to grant more full-valued awards such as restricted stock and the ability to grant stock appreciation rights. If the 2006 Plan is adopted, the Existing Plans would continue until all available shares authorized for issuance thereunder have been exhausted. As of April 25, 2006, there were 111,393 shares available for grant under the 1996 Stock Option Plan and no shares available for grant under the 1997 Director Option Plan for grant to directors of the Company.

      The 2006 Plan provides for grants of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, and other stock awards (collectively, the “Awards”). Stockholder approval of the 2006 Plan, among other things, is intended to: (i) comply with applicable securities law requirements, (ii) permit the performance-based awards discussed below to qualify for deductibility under Section 162(m) of the Internal Revenue Code; and (iii) allow for the issuance of “incentive stock options” described below. Individuals eligible to receive Awards under the 2006 Plan include employees, directors, and independent contractors of the Company and its subsidiaries and other entities controlled by the Company (“affiliates”). However, incentive stock options may be granted only to an employee of the Company or a subsidiary of the Company.

Description of the 2006 Plan

      The following is a summary of certain principal features of the 2006 Plan. This summary is qualified in its entirety by reference to the complete text of the 2006 Plan, which is attached to this Proxy Statement as Appendix A. Stockholders are urged to read the actual text of the 2006 Plan in its entirety.

   Purpose

      The purpose of the 2006 Plan is to further the growth and profitability of the Company by increasing incentives and encouraging ownership of shares of the Company's common stock (“Shares”) by the Company's employees, independent contractors and directors. The 2006 Plan provides a means through which the Company and its subsidiaries and affiliates may attract key personnel (collectively, the “Participants”) to enter into and remain in the employ of the Company and its subsidiaries and affiliates, as well as to provide a means whereby those key persons upon whom the responsibilities of the successful administration and management of the Company rest, can acquire and maintain ownership of Shares, thereby strengthening their commitment to the success of the Company and promoting the mutuality of interests between Participants and the Company's stockholders.

   Eligibility

      The persons eligible to receive Awards under the 2006 Plan are the directors, employees and independent contractors of the Company and any its subsidiaries and affiliates who are designated by the Committee. As of the Record Date, there are approximately 115 employees and 8 independent directors. Persons receiving Awards will enter into individual Award Agreements with the Company that contain the terms and conditions of the Award established by the Committee.

   Administration

      The 2006 Plan will be administered by the Compensation Committee of the Board (the “Committee”). References to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee. It is intended that each member of the Committee will qualify as a “non-employee director” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any national securities exchange or national securities association, as applicable. The initial Committee will be the Compensation Committee of the Board. Subject to the terms of the 2006 Plan, the Committee is authorized to select persons eligible to receive Awards and to determine the form, amount, timing and other terms of the Awards to be granted. The Committee may delegate to one or more members of the Board or to officers of the Company its authorities regarding awards to individuals not subject to Section 16 of the Securities Exchange Act of 1934 or Section 162(m) of the Internal Revenue Code. The Committee is authorized to interpret the 2006 Plan and any Award Agreements issued under the Plan, to adopt such rules and procedures as it may deem necessary or advisable for the administration of the 2006 Plan, to interpret and amend any of such rules or procedures and to make all other decisions and determinations required pursuant to the Plan or any Award Agreement or as the Committee deems necessary or advisable to administer the Plan. The Committee's determinations under the 2006 Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any employee of the Company or any of its subsidiaries or affiliates, the Company's independent certified public accountants or any executive compensation consultant or other professional retained by the Company to assist in the administration of the 2006 Plan.

   Shares Available under the 2006 Plan

      Subject to adjustment as described below under the heading “Changes in Capital Structure”, the maximum number of Shares that will be available for the grant of Awards under the 2006 Plan will be 4,500,000 Shares.

      The Shares awarded or acquired upon the exercise of Awards under the 2006 Plan may be authorized but unissued Shares, authorized and issued Shares reacquired and held as treasury Shares, or any combination thereof. If any Award granted under the 2006 Plan should expire, terminate, or be forfeited or canceled, the Shares subject thereto shall be released and shall again be available for the grant of new Awards under the 2006 Plan. To the extent permitted by applicable law or exchange rules, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries or affiliates will not be counted against the Shares available for issuance under the 2006 Plan.

      Subject to adjustment as described below under the heading “Changes in Capital Structure”, the number of Shares with respect to which Awards (other than restricted stock, restricted stock units and other stock awards that are not subject to the achievement of performance goals established by the Committee in accordance with Section 162(m) of the Code) may be made during any year to any person may not exceed 500,000 Shares.

      The closing price of Shares of the Company's stock on April 25, 2006 was $1.52.

   Term of the 2006 Plan

      Unless earlier terminated by the Board, as described below under the heading “Amendment and Termination”, the 2006 Plan will terminate ten years after adoption by the Board, and no further Awards may be granted under the 2006 Plan after that date. The termination (or early termination) of the 2006 Plan will not affect any Awards granted prior to the termination (or early termination) of the 2006 Plan.

   Stock Options

      The Committee is authorized to grant stock options, including both incentive stock options under Section 422 of the Code (“ISOs”), which can result in potentially favorable tax treatment to the Participant, and non-qualified stock options. The exercise price per Share subject to an option is determined by the Committee, but must not be less than 100% of the fair market value of a Share on the date of grant; provided, however, that with respect to a Participant that owns stock representing more than 10% of the voting power of all class of stock of the Company, the exercise price per share subject to an ISO shall not be less than 110% of the fair market value of a Share on the date of grant. For purposes of the 2006 Plan, the term “fair market value” shall mean, except as otherwise specified in a particular Award agreement, (a) while the Shares are traded on an established national or regional securities exchange, the opening transaction price of such Shares as reported by the principal exchange on which such Shares are traded on the date as of which such value is being determined or, if there is no reported transaction for such date, on the next preceding date for which a transaction was reported, (ii) if the Shares are not traded on an established national or regional securities exchange, the average of the bid and ask prices for such a Share as reported by NASDAQ or a successor quotation system. However, if “fair market value” cannot be determined under clause (i) or clause (ii) above, or if the Committee determines in its sole discretion that the Shares are too thinly traded for “fair market value” to be determined pursuant to clause (i) or clause (ii), “fair market value” shall be the value determined by the Committee, in its sole discretion, on a good faith basis.

      The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment generally will be established by the Committee in the individual Award Agreements, except that no ISO may have a term exceeding 10 years and no ISO granted to a Participant who owns stock representing more than 10% of the voting power of all class of stock of the Company may have a term exceeding 5 years. Options may be exercised by payment of the exercise price in cash or, in the discretion of the Committee, either (i) by tendering previously acquired Shares which have been held by the holder of the option for at least six months having an aggregate fair market value at the time of exercise equal to the aggregate exercise price of the Shares with respect to which the option is to be exercised, or (ii) by any other means that the Committee, in its sole discretion, determines to both provide legal consideration for the Shares and to be consistent with the purposes of the 2006 Plan.

   SARs

      The Committee is authorized to grant SARs entitling the Participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the SAR. The grant price of a SAR is determined by the Committee but must not be less than 100% of the fair market value of a Share on the date of grant. SARs may be granted by themselves or in tandem with grants of stock options. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment generally are established by the Committee in the individual Award Agreements, except that each SAR shall terminate no later than the tenth anniversary of the date of grant and no SAR granted in tandem with an option may have a term exceeding the term of the related option. SARs may be exercised by (i) delivery of a written notice of exercise, (ii) in the case of a tandem SAR, by surrendering any options which would be canceled by reason of the exercise of such SAR, or (iii) by executing such documents as the Company may reasonably request. Payment of the amount by which the fair market value of each SAR exercised exceeds the grant price shall be made, as determined by the Committee in its discretion, in cash, Shares, or a combination thereof, as set forth in the individual Award Agreement.

   Restricted Stock

      The Committee is authorized to grant awards of restricted stock. A grant of restricted stock is an Award of Shares which may not be sold or disposed of prior to the end of a restricted period specified by the Committee. The Committee may set additional restrictions on restricted stock as it may deem advisable or appropriate in the individual Award Agreements. A Participant who has been granted restricted stock generally has the right to vote the Shares, unless otherwise provided in the Award Agreement. During the restricted period, Participants holding Shares of restricted stock are entitled to receive all dividends and other distributions paid with respect to such Shares, unless otherwise provided in the Award Agreement. However, dividends and other distributions with respect to restricted stock that are paid in Shares will be held by the Company subject to the same restrictions that apply to the restricted Shares.

   Performance-Based Awards

      The Committee may make Awards that are subject to the achievement of performance goals as may be determined by the Committee and specified in the relevant Award Agreement to covered employees, as defined below. Awards contingent on performance goals granted to persons whom the Committee expects will, for the year in which a deduction arises, be “covered employees” will, if and to the extent intended by the Committee, be subject to provisions that should qualify such Awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Section 162(m) of the Code. For purposes of Section 162(m) of the Code, the term “covered employee” means the Company's chief executive officer and each other person whose compensation is required to be disclosed in the Company's filings with the SEC by reason of that person being among the four highest compensated officers of the Company on the last day of a taxable year.

      No later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service, the Committee shall, in writing, (i) designate one or more covered employees, (ii) select the performance criteria applicable to the performance period, (iii) establish the performance goals, and amounts of such Awards, as applicable, which may be earned for such performance period, and (d) specify the relationship between the performance criteria and the performance goals and the amounts of such Awards, as applicable, to be earned by each covered employee for such performance period. The performance goals may be based on such factors including but not limited to: (a) revenue, (b) earnings per Share, (c) net income per Share, (d) Share price, (e) pre-tax profits, (f) net earnings, (g) net income, (h) operating income, (i) cash flow, (j) earnings before interest, taxes, depreciation and amortization, (k) sales, (l) total stockholder return relative to assets, (m) total stockholder return relative to peers, (n) financial returns (including, without limitation, return on assets, return on equity and return on investment), (o) cost reduction targets, (p) customer satisfaction, (q) customer growth, (r) employee satisfaction, (s) gross margin, (t) revenue growth, or (u) any combination of the foregoing, or such other criteria as the Committee may determine. The Committee may determine performance goals in respect of the performance of the Company, any of its subsidiaries or affiliates or any combination thereof on either a consolidated, business unit or divisional level. Performance goals may be absolute or relative and may be expressed in terms of a progression within a specified range.

   Other Stock Awards

      The Committee is authorized to grant other types of Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to the Shares on such terms and conditions as may be established by the Committee in the relevant Award Agreement.

   Tax Withholding; Other Terms of Awards

      The Committee or the Board may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares to be distributed will be withheld (or previously acquired Shares or other property be surrendered by the Participant) to satisfy withholding and other tax obligations. Awards granted under the 2006 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that a Participant may, unless otherwise specified in a particular Award agreement, transfer, without consideration, Awards other than ISOs to such Participant's “immediate family” as defined in the Plan.

   Changes in Capital Structure

      In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, change of control or exchange of Shares or other securities of the Company, or other corporate transaction or event (each a “Corporate Event”) affects the Shares such that an adjustment is determined by the Board, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2006 Plan, the Board may, in such manner as it in good faith deems equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the exercise price with respect to any Award, or make provision for an immediate cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award.

      If the Company enters into or is involved in any Corporate Event, the Board may, prior to such Corporate Event and effective upon such Corporate Event, take such action as it deems appropriate, including, but not limited to, replacing Awards with substitute awards in respect of the Shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Awards granted hereunder as of the date of the consummation of the Corporate Event.

   Amendment and Termination

      The Board may amend, suspend, or terminate the 2006 Plan or any part thereof, at any time and for any reason, subject to stockholder approval as required by applicable law, rule or regulation, including Sections 162(m) and 422 of the Code and the rules of the New York Stock Exchange. Thus, stockholder approval may not necessarily be required for every amendment to the 2006 Plan which might increase the cost of the 2006 Plan. In addition, the Board may amend the Plan and any Award Agreement, including, without limitation, retroactive amendments, without shareholder approval as necessary to avoid the imposition of any taxes under Section 409A of the Code.

   U.S. Tax Aspects

      The following is a brief description of the federal income tax consequences generally arising with respect to Awards of options under the 2006 Plan.

      The grant of an option gives rise to no tax consequences for the Participant or the Company. The exercise of an option has different tax consequences depending on whether the option is an ISO or a non-qualified option. On exercising an ISO, the Participant recognizes no income for regular income tax purposes, but the option spread is taken into account in computing liability for the alternative minimum tax. On exercising a non-qualified option, the Participant recognizes ordinary income equal to the excess, on the date of exercise, of the fair market value of the Shares acquired on exercise of the option over the exercise price.

      The disposition of Shares acquired on exercise of an option may have different tax consequences depending on whether the option is an ISO or a non-qualified option and the timing of the disposition. On a disposition of Shares acquired on exercise of an ISO before the Participant has held those Shares for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “ISO holding periods”), the Participant recognizes ordinary income equal to the lesser of (i) the excess of the fair market value of the Shares on the date of exercise of the ISO over the exercise price and (ii) the excess of the amount realized on the disposition of those Shares over the exercise price. On a disposition of Shares acquired on the exercise of a non-qualified option or on exercise of an ISO when the ISO holding periods have been met, the Participant will recognize capital gain or loss equal to the difference between the sales price and the Participant's tax basis in the Shares. That gain or loss will be long-term if the Shares have been held for more than one year as of the date of disposition. The Participant's tax basis in the Shares generally will be equal to the exercise price of the option plus the amount of any ordinary income recognized in connection with the option.

      Section 409A of the Code provides that participants in certain “deferred compensation” arrangements will be subject to immediate taxation and, among other penalties, will be required to pay an additional 20% tax on the value of vested deferred compensation if the requirements of Section 409A are not satisfied. Options may be considered “deferred compensation” for purposes of Section 409A unless certain requirements are met. The Company expects that options granted under the 2006 Plan will meet these requirements and will thus not be subject to Code Section 409A, but no assurances to this effect can be given.

      The Company generally will be entitled to a tax deduction equal to the amount that the Participant recognizes as ordinary income in connection with an option. The Company is not entitled to a tax deduction relating to any amount that constitutes a capital gain for a Participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the Participant holds the Shares for the ISO holding periods prior to disposing of the Shares.

      Section 162(m) of the Code generally disallows a public company's tax deduction for compensation in excess of $1 million paid in any taxable year to the Company's chief executive officer or any of its other four highest compensated officers (a “covered employee”). Compensation that qualifies as “performance-based compensation”, however, is excluded from the $1.0 million deductibility cap. The Company intends that options and certain other Awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with the Awards qualify as “performance-based compensation” so that deductions with respect to options and such other Awards will not be subject to the $1.0 million cap under Section 162(m) of the Code. Future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect the ability of the Company to ensure that options or other Awards under the 2006 Plan will qualify as “performance based compensation” so that deductions are not limited by Section 162(m) of the Code.

      Section 280G of the Code provides special rules in the case of golden parachute payments. Those rules could apply if, on a change in control of the Company, the acceleration of options or other Awards held by a Participant who is an officer, director or highly-compensated individual with respect to the Company, and any other compensation paid to the Participant that is contingent on a change in control of the Company and have a present value of at least three times the Participant's average annual compensation from the Company over the prior five years (the “average compensation”). In that event, the contingent compensation that exceeds the Participant's average compensation, adjusted to take account of any portion thereof shown to be reasonable compensation, is not deductible by the Company and is subject to a nondeductible 20% excise tax, in addition to regular income tax, in the hands of the Participant.

      The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the 2006 Plan, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to Participants in the 2006 Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 2006 Plan should consult a tax adviser as to the tax consequences of participation.

   New Plan Benefits

      The Company believes that Awards granted under the 2006 Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. No determinations have been made as to the types or amounts of Awards that will be granted to specific individuals under the 2006 Plan. Since persons to whom Awards may be made are to be determined from time to time by the Committee in its discretion, it is not possible at this time to indicate the precise number, names or positions of persons who will hereafter receive Awards under the 2006 Plan or the nature and terms of such Awards. Similarly, it is not possible to determine the benefits or amounts that would have been received by or allocated to such persons in 2005 if the 2006 Plan had been in effect during 2005. See the Summary Compensation Table above for information on prior equity awards granted to named executive officers.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT THE 2006 PLAN.

OTHER MATTERS

      As of the mailing of this proxy statement, the Board of Directors knows of no other business which will be presented for consideration to be submitted at the Annual Meeting. However, if any such other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the proxies in respect of any such business in accordance with their best judgment.

Financial Statements

      The Company's 2005 Annual Report on Form 10-K is incorporated herein by reference and is being mailed with this proxy statement to stockholders entitled to notice of the Annual Meeting.

Proposals By Stockholders

      Proposals of stockholders intended to be presented at the 2007 Annual Meeting of Stockholders must be received by the Company on or before January 5, 2007 in order to be eligible for inclusion in the Company's proxy statement and form of proxy for the meeting. Any stockholder proposal must comply with all applicable rules and regulations of the SEC. Proxies solicited by the Board of Directors for the 2007 Annual Meeting may confer discretionary authority to vote on any proposals notice of which is not received by that date.

By Order of The Board of Directors

ANDREW J. GRAF
Corporate Secretary

New York, New York
May 5, 2006

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Appendix A

VIEWPOINT CORPORATION
2006 Equity Incentive Plan
* * * * *

      1. Purpose. The purpose of the Viewpoint Corporation 2006 Equity Incentive Plan (the “Plan”) is to further and promote the interests of Viewpoint Corporation (the “Company”), its Subsidiaries (as defined below) and its stockholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees, non-employee directors and consultants, or those who will become employees, non-employee directors or consultants, and to align the interests of those individuals and the Company's stockholders.

      2. Certain Definitions. For purposes of the Plan, the following terms shall have the meanings set forth below:

      2.1. “Award” shall mean an award or grant made to a Participant under Sections 6, 7, 8 and/or 9 of the Plan.

      2.2. “Award Agreement” shall mean the agreement executed by a Participant pursuant to Section 13.4 of the Plan in connection with the granting of an Award.

      2.3. “Board” shall mean the Board of Directors of the Company, as constituted from time to time.

      2.4. “Code” shall mean the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

      2.5. “Committee” shall mean the compensation committee of the Board.

      2.6. “Common Stock” shall mean the Common Stock, par value $0.001 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

      2.7. “Company” shall mean Viewpoint Corporation a Delaware corporation, or any successor corporation to Viewpoint Corporation.

      2.8. “Covered Employee” means an employee of the Company who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

      2.9. “Fair Market Value” of the Company's Common Stock on a Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Company for that purpose. In addition, for purposes of this definition, a “Trading Day” shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one “eligible dealer” quoted both a bid and asked price for the Common Stock. An “eligible dealer” for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day. In the event the Company's Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith in whatever manner it considers appropriate.

      2.10. “Grant Date” means the date that an Award is granted.

      2.11. “Incentive Stock Option” means a Stock Option that is designated as an Incentive Stock Option and is intended by the Board to meet the requirements of Section 422 of the Code.

      2.12. “Non-Qualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

      2.13. “Participant” shall mean any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

      2.14. “Performance-Based Award” shall mean any Award that is granted pursuant to Section 9 of the Plan.

      2.15. “Performance Units” shall mean the monetary units granted under Section 9 of the Plan and the relevant Award Agreement.

      2.16. “Plan” shall mean the Viewpoint Corporation 2006 Equity Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Board or the Committee with respect thereto).

      2.17. “Qualified Performance-Based Compensation” means any compensation awarded in accordance with Section 9 that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m) of the Code.

      2.18. “Restricted Shares” shall mean the restricted shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.

      2.19. “Restricted Stock Unit” shall mean an Award granted to a Participant pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement, except no shares of Common Stock are actually awarded to the Participant on the date of grant.

      2.20. “Stock Appreciation Right” shall mean an Award described in Section 7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan

      2.21. “Stock Option” shall mean an Award granted to a Participant pursuant to Section 6 of the Plan.

      2.22. “Subsidiary(ies)” shall mean any corporation (other than the Company), partnership or limited liability company in an unbroken chain of entities, including and beginning with the Company, if each of such entities, other than the last entity in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock, partnership or membership interests in one of the other entities in such chain.

      2.23. “Ten Percent Holder” means an employee of the Company or its Subsidiaries (together with persons whose stock ownership is attributed to such employee pursuant to Section 424(d) of the Code) who, at the time a Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of the Company.

      3. Administration.

      3.1. General. The Plan shall be administered by the Committee.

      3.2. Plan Administration and Plan Rules. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation and administration of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation and administration of the Plan including, without limitation, (a) selecting the Plan's Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan, any Award Agreement and/or any other applicable agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or implementation of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee by execution of written agreements and/or other instruments in such form as is approved by the Committee.

      4. Term of Plan/Common Stock Subject to Plan.

      4.1. Term. The Plan shall terminate on the tenth anniversary of the Board's approval of the Plan, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

      4.2. Common Stock. The maximum number of shares of Common Stock in respect of which Awards may be granted under the Plan, subject to adjustment as provided in Section 11.2 of the Plan, shall not exceed 4,500,000 shares of Common Stock. In the event of a change in the Common Stock that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan. Shares of Common Stock subject to an Award that expires unexercised, that is forfeited, terminated or canceled, that is settled in cash or other forms of property, or otherwise does not result in the issuance of shares of Common Stock, in whole or in part, shall thereafter again be available for grant under the Plan. If the exercise price of any Stock Option is satisfied by delivering shares of Common Stock to the Company (by tender of such shares or attestation) or by authorizing the Company to retain shares of Common Stock, only the number of shares of Common Stock delivered to the Participant net of shares of Common Stock delivered to the Company (by tender or attestation) or retained by the Company shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for grant under the Plan. To the extent any shares of Common Stock subject to an Award are not delivered to a Participant because such shares are used to satisfy an applicable tax or other withholding obligations, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for grant under the Plan. Shares of Common Stock purchased by the Company on the open market using proceeds from Stock Option exercise shall also be available for grant under the Plan; provided, however, that the increase in the number of shares of Common Stock available for grant pursuant to such market purchases shall not be greater than the number that could be repurchased at Fair Market Value on the date of exercise of the Stock Option giving rise to such proceeds.

      4.3. Limit on Individual Awards. Subject to adjustment as provided in Section 11.2, the maximum number of shares of Common Stock with respect to which (a) Stock Options and Stock Appreciation Rights, (b) Restricted Stock, RSUs and other Awards that vest only if the Participant achieves Performance Goals established by the Committee in accordance with Section 162(m) of the Code or (c) any combination of (a) and (b), may be granted during any year to any person shall be 500,000 shares of Common Stock.

      5. Eligibility. Individuals eligible for Awards under the Plan shall be determined by the Committee in its sole discretion and shall be limited to the employees and non-employee directors of and consultants to the Company and its Subsidiaries, whether nationals or residents of the United States or foreign individuals, or those who will become employees or non-employee directors of or consultants to the Company and its Subsidiaries, whether nationals or residents of the United States or foreign individuals.

      5.1. Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with the provisions of laws in other countries in which the Company and its Subsidiaries operate or have Employees, the Committee or its delegate, in its sole discretion, shall have the power and authority to

(1) determine which Employees that are subject to the tax laws of nations other than the United States are eligible to participate in the Plan, (2) modify the terms and conditions of any Awards granted to such Employees (including the grant of Stock Appreciation Rights or some other comparable form of award (“Substitute Award”), and (3) establish subplans, modified Stock Option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable. Any subplans established under this Article by the Committee shall be attached to this Plan as appendices. The terms of this Plan applicable to Stock Options shall apply with like effect to Stock Appreciation Rights, Restricted Stock Unit Awards, Performance-Based Awards and Substitute Awards to the extent legally permissible.

      6. Stock Options.

      6.1. Grant. Stock Options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (“Stock Options”); provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or its Subsidiaries and no Incentive Stock Option shall be granted more than ten years after the date this Plan is adopted by the Board.

      6.2. Terms and Conditions. Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. The Award Agreement pertaining to a Stock Option shall designate such Option as an Incentive Stock Option or a Non-Qualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Stock Options designated as Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds $100,000, such Stock Options shall constitute Non-Qualified Stock Options. For purposes of the preceding sentence, Incentive Stock Options shall be taken into account in the order in which they are granted.

      6.3. Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee in its sole discretion at the time of grant and shall be indicated in the Participant's Award Agreement; provided, however, that the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Grant Date; and provided further, that the Exercise Price with respect to an Incentive Stock Option granted to a Ten Percent Holder shall not be less than one hundred-ten percent (110%) of the Fair Market Value of a share of Common Stock on the Grant Date such Stock Option is granted.

      6.4. Term. The term of each Stock Option shall be such a period of time as is fixed by the Committee; provided, however, that the expiration date with respect to a Stock Option shall not be later than the tenth anniversary of its Grant Date and the expiration date with respect to an Incentive Stock Option granted to a Ten Percent Holder shall not be later than the fifth anniversary of its Grant Date.

      6.5. Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company or such other person as may be designated by the Committee specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company, or by any other mechanism permitted by the Committee in its sole discretion. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

      7. Stock Appreciation Rights.

      7.1. Terms and Conditions. The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

      7.2. Stock Appreciation Rights. A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

      7.3. Grant. A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Stock Option.

      7.4. Date of Exercisability. In respect of any Stock Appreciation Right granted under the Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Stock Appreciation Right, or (b) provided in the Award Agreement, a Stock Appreciation Right may be exercised by a Participant, in accordance with and subject to all of the procedures established by the Committee, in whole or in part at any time and from time to time during its specified term. Notwithstanding the preceding sentence, in no event shall a Stock Appreciation Right be exercisable prior to the exercisability of any Stock Option with which it is granted in tandem. The Committee may also provide, as set forth in the relevant Award Agreement and without limitation, that some Stock Appreciation Rights shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee.

      7.5. Form of Payment. Upon exercise of a Stock Appreciation Right, payment may be made in cash, in Restricted Shares or in shares of unrestricted Common Stock, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

      7.6. Tandem Grant. The right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Stock Option to which such Stock Appreciation Right is related.

      8. Restricted Shares and Restricted Stock Units.

      8.1. Terms and Conditions. Awards of Restricted Shares and/or Restricted Stock Units shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement or other applicable agreement. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares and/or Restricted Stock Units to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Shares and/or Restricted Stock Units grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of the Participant, and shall bear, among other required legends, the following legend:

“THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING, WITHOUT LIMITATION, FORFEITURE EVENTS) CONTAINED IN THE VIEWPOINT CORPORATION 2006 EQUITY INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER HEREOF AND VIEWPOINT CORPORATION. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICE OF THE SECRETARY OF VIEWPOINT CORPORATION, 498 SEVENTH AVENUE, SUITE 1810, NEW YORK, NY 10018. VIEWPOINT CORPORATION WILL FURNISH TO THE RECORDHOLDER OF THE CERTIFICATE, WITHOUT CHARGE AND UPON WRITTEN REQUEST AT ITS PRINCIPAL PLACE OF BUSINESS, A COPY OF SUCH PLAN AND AWARD AGREEMENT. VIEWPOINT CORPORATION RESERVES THE RIGHT TO REFUSE TO RECORD THE TRANSFER OF THIS CERTIFICATE UNTIL ALL SUCH RESTRICTIONS ARE SATISFIED, ALL SUCH TERMS ARE COMPLIED WITH AND ALL SUCH CONDITIONS ARE SATISFIED.”

      The stock certificate evidencing Restricted Shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

      8.2. Restricted Share and/or Restricted Stock Unit Grants. A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions, if any, as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment or service for any reason or for specified reasons within a specified period of time (including, without limitation, the failure to achieve designated performance goals). Restricted Stock Units shall be similar to Restricted Shares except that no shares of Common Stock are actually awarded to the Participant on the date of grant.

      8.3. Restriction Period. In accordance with Sections 8.1 and 8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares and/or Restricted Stock Units shall only become unrestricted and vested in the Participant in accordance with such vesting schedule and any other applicable restrictions, terms and conditions relating to such Restricted Shares and/or Restricted Stock Units, if any, as the Committee may establish in the relevant Award Agreement or other applicable agreement (the “Restriction Period”). During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive the Restricted Shares and/or Restricted Stock Units or a portion thereof, as the case may be, as provided in Section 8.4 of the Plan.

      8.4. Payment of Restricted Share and/or Restricted Stock Unit Grants. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.1 hereof, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant. Except as otherwise provided in this Section 8 or under applicable law, Restricted Stock Units shall be paid on such date and in such form (e.g., cash, shares, or a combination of cash and shares) as the Committee, in its sole discretion, shall determine.

      8.5. Stockholder Rights. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a stockholder of such stock (except as such rights (including the right to receive dividends), in the Committee's discretion, are limited or restricted under the Plan or in the relevant Award Agreement or in any other applicable agreement). Any stock dividends paid in respect of unvested Restricted Shares shall (to the extent the unvested Restricted Shares are entitled to receive dividends) be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued. There shall be no shareholder rights with respect to any Restricted Stock Units granted hereunder.

      9. Performance-Based Awards.

      9.1. Terms and Conditions. The Board may grant Performance-Based Awards in the form of Performance Units or other Awards that are intended to constitute Qualified Performance-Based Compensation. All Performance-Based Awards shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

      9.2. Performance Unit Grants. A Performance Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.

      9.3. Grants. Performance-Based Awards may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance-Based Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance-Based Awards granted to any Participant. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

      9.4. Performance Goals and Performance Periods. Participants granted a Performance-Based Award shall be entitled to payment in respect of such Award to the extent the Company and/or the Participant achieves certain performance goals (the “Performance Goals”) during and in respect of a designated performance period (the “Performance Period”). The Performance Goals and the Performance Period shall be established by the Committee, in its sole discretion. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Committee shall also establish a schedule or schedules for Performance-Based Awards setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as total shareholder return, return on equity, net earnings growth, sales or revenue growth, cash flow, comparisons to peer companies, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate. Such performance measures shall be defined as to their respective components and meaning by the Committee (in its sole discretion). During any Performance Period, the Committee shall have the authority to adjust the Performance Goals and/or the Performance Period in such manner as the Committee, in its sole discretion, deems appropriate at any time and from time to time.

      9.5. Payment of Performance-Based Awards. With respect to each Performance-Based Award, the Participant shall, if the applicable Performance Goals have been achieved, or partially achieved, as determined by the Committee in its sole discretion, by the Company and/or the Participant during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance-Based Award times the number of such units so earned. Payment in settlement of earned Performance-Based Awards shall be made as soon as practicable following the conclusion of the respective Performance Period in cash, in unrestricted Common Stock, or in Restricted Shares, or in any combination thereof, as the Committee in its sole discretion, shall determine and provide in the relevant Award Agreement.

      9.6. Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

      10. Non-transferability of Awards.

      10.1. Awards. Unless otherwise provided in the Participant's Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or pursuant to the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant's debts, judgments, alimony, or separate maintenance.

      11. Changes in Capitalization and Other Matters.

      11.1. No Corporate Action Restriction. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board, the Committee, the Company or any Subsidiary, or any employees, officers, stockholders or agents of the Company or any subsidiary, as a result of any such action.

      11.2. Changes in Capital Structure. Awards granted under the Plan and any agreements evidencing such Awards and the maximum number of shares of Common Stock subject to all Awards stated in Section 4.2 shall be subject to adjustment or substitution, as determined by the Board in its sole discretion, as to the number, price or kind of a share of stock or other consideration subject to such Awards or as otherwise determined by the Board to be equitable (i) in the event of changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

      Notwithstanding the above, in the event of any of the following:

A.	The Company is merged into or consolidated with another corporation or entity;
B.	All or substantially all of the assets of the Company are acquired by another person; or
C.	The reorganization or liquidation of the Company;
the Board may, in its discretion and upon at least ten (10) days advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash or stock (including any stock of a successor or acquirer), or any combination thereof, the value of such Awards as determined by the Board (e.g., in the case of Stock Options, based upon the excess of the value of a share of Common Stock over the exercise price per share).

      12. Amendment, Suspension and Termination.

      12.1. In General. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall materially and adversely affect the rights of any Participant under any outstanding Awards, without the consent of such Participant.

      12.2. Award Agreement Modifications. The Board may, in its sole discretion, amend or modify at any time and from time to time the terms and provisions of any outstanding Award in any manner to the extent that the Board under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Award. No such amendment or modification shall materially and adversely affect the rights of any Participant under any Award without the consent of the Participant; provided, however, that the Board may amend the Plan and any Award Agreement, including, without limitation, retroactive amendments, as necessary to avoid the imposition of any taxes under Section 409A of the Code.

      13. Miscellaneous.

      13.1. Tax Withholding. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option, or the delivery, transfer or vesting of Restricted Shares or any other Award, any federal, state, local, foreign or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. In addition, the Company shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due upon any payment or settlement under the Plan.

      13.2. No Right to Employment. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee, director or consultant of the Company or any Subsidiary any right to continued employment, Board membership or consulting relationship with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment, directorship or consulting relationship of any employee, director or consultant at any time for any reason, even if such termination adversely affects such Participant's Awards.

      13.3. Listing, Registration and Other Legal Compliance. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan or any Award Agreement unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of Common Stock delivered under the Plan may bear appropriate legends and may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is listed, and any applicable securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken.

      13.4. Award Agreements. Each Participant receiving an Award under the Plan shall enter into an Award Agreement and any other agreement required by the Committee with the Company in such forms as specified by the Committee. Each Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

      13.5. Designation of Beneficiary. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Stock Option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

      13.6. Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfer.

      13.7. Discretionary Nature of Benefit. The issuance of an Award does not entitle the Participant to any benefit other than that granted under the Plan. Any benefits granted under the Plan are not part of the Participant's ordinary salary and shall not be considered as part of such salary in the event of severance, redundancy or resignation. The benefits granted under the Plan are entirely at the grace and discretion of the Company and are not compensation for past performance.

      13.8. Transmission of Private Data. The Participants agrees to the transfer of any information by his employer, to related corporations, including the Company, relating to his participation in the Plan.

      13.9. Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

      13.10. Effective Date. The Plan shall be effective as of the date of its approval by the Board.

Appendix 1

Proxy - Viewpoint Corporation

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 21, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Viewpoint Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated May 5, 2006, and hereby appoints Patrick Vogt and William H. Mitchell, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Viewpoint Corporation to be held at the W New York - The Court, 130 East 39th Street, 2nd floor studios, New York, NY 10016, at 10:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of Viewpoint Corporation common stock that the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side hereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING DATED MAY 5, 2006.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

TELEPHONE AND INTERNET VOTING INSTRUCTIONS

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet
• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE
• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on June 21, 2006.

THANK YOU FOR VOTING

Viewpoint Corporation

Annual Meeting Proxy Card

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

A. Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 - Stephen Duff	☐	☐	04 - Patrick Vogt	☐	☐
02 - Samuel Jones	☐	☐	05 - Harvey D. Weatherson	☐	☐
03 - Dennis Raney	☐	☐

B. Issues

The Board of Directors recommends a vote FOR the following proposals.

		For	Against	Abstain
2.	To ratify the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for Viewpoint for the 2006 fiscal year	☐	☐	☐
3.	To adopt the Viewpoint Corporation 2006 Equity Incentive Plan	☐	☐	☐
4.	To transact such other business as may properly come before the meeting or any adjournments thereof

C. Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

NOTE: Please sign exactly as name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their titles.

Signature 1:                                                       Signature 2:                                                     Date: